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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned whose signature appears below constitutes and appoints Edward A. Lapekas, Alan H. Schumacher and William A. Francois, and each of them, the true and lawful attorneys-in-fact and agents of the respective undersigned, with full power of substitution and resubstitution for the respective undersigned and in the respective undersigned's name, place and stead, in any and all capacities, to sign American National Can Group, Inc.'s Form 10-K Annual Report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the respective undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of this 24th day of February 2000.

                                             /s/ Frank W. Considine
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Christel Bories                              Frank W. Considine

/s/ Ronald J. Gidwitz                        /s/ George D. Kennedy
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Ronald J. Gidwitz                            George D. Kennedy

/s/ Homer J. Livingston, Jr.                 /s/ Roland H. Meyer, Jr.
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Homer J. Livingston, Jr.                     Roland H. Meyer, Jr.

/s/ James J. O'Connor                        /s/ Alain Pasquier
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James J. O'Connor                            Alain Pasquier

/s/ Jean-Pierre Rodier                       /s/ Jean-Dominique Senard
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Jean-Pierre Rodier                           Jean-Dominique Senard

/s/ James R. Thompson
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James R. Thompson                            Jack H. Turner